UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2016

ARIAD Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36172	22-3106987
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 Landsdowne Street, Cambridge, Massachusetts		02139
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 494-0400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

(a) On July 21, 2016, ARIAD Pharmaceuticals, Inc. (the “Company”) held its 2016 annual meeting of stockholders. Of the 191,469,133 shares of common stock issued and outstanding and eligible to vote as of the record date of May 25, 2016, a quorum of 163,704,293 shares, or approximately 85% of the eligible shares, was present in person or represented by proxy.

(b) The following actions were taken at such meeting, all of which were described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on June 8, 2016 (the “Proxy Statement”):

Proposal 1. An amendment to the Company’s Restated Certificate of Incorporation to declassify the Board of Directors and provide for the annual election of directors was approved, based on the following votes:

For	Against	Abstentions	Broker Non-Votes
107,862,520	249,287	104,988	55,487,498

A Certificate of Amendment to the Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on July 21, 2016, and is filed herewith as Exhibit 3.1 to this Current Report on Form 8-K.

Proposal 2. The following nominee was reelected to serve on the Company’s Board of Directors until the Company’s next annual meeting of stockholders and until his successor is duly elected and qualified, or until his earlier death, resignation, retirement or removal, based on the following votes:

Nominee	For	Against	Abstentions	Broker Non-Votes
Alexander J. Denner, Ph.D.	107,319,038	716,707	181,050	55,487,498

Proposal 3. The compensation of the Company’s named executive officers as disclosed in the Proxy Statement was approved, on an advisory basis, based on the following votes:

For	Against	Abstentions	Broker Non-Votes
102,731,954	4,618,506	866,335	55,487,498

Proposal 4. The selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2016 was ratified, based on the following results:

For	Against	Abstentions	Broker Non-Votes
160,368,535	2,223,690	1,112,068	—

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description

3.1	Certificate of Amendment to the Restated Certificate of Incorporation of ARIAD Pharmaceuticals, Inc., dated July 21, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARIAD Pharmaceuticals, Inc.

	By:	/s/ Manmeet S. Soni
Manmeet S. Soni
Executive Vice President, Chief Financial Officer
Date: July 22, 2016

Exhibit List

Exhibit	Description

3.1	Certificate of Amendment to the Restated Certificate of Incorporation of ARIAD Pharmaceuticals, Inc., dated July 21, 2016

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